FSS2 P1 10/17

SUPPLEMENT DATED OCTOBER 16, 2017

TO THE PROSPECTUS DATED SEPTEMBER 1, 2017

OF

Franklin STRATEGIC SerieS

(Franklin Biotechnology Discovery Fund, Franklin Natural Resources Fund)

The prospectus is amended as follows:

I.          The following replaces the “Fund Summaries – Franklin Natural Resources Fund – Fees and Expenses of the Fund” section of the prospectus beginning on page 11:

Annual Fund Operating Expenses

(expenses that you pay each year as a percentage of the value of your investment)

	Class A	Class C	Class R6	Advisor Class
Management fees	0.49%	0.49%	0.49%	0.49%
Distribution and service (12b-1) fees	0.25%	1.00%	None	None
Other expenses[1]	0.32%	0.32%	0.34%	0.32%
Acquired fund fees and expenses[1]	0.01%	0.01%	0.01%	0.01%
Total annual Fund operating expenses[1]	1.07%	1.82%	0.84%	0.82%
Fee waiver and/or expense reimbursement[2]	-0.01%	-0.01%	-0.27%	-0.01%
Total annual Fund operating expenses after fee waiver and/or expense reimbursement[1,2]	1.06%	1.81%	0.57%	0.81%

1. Total annual Fund operating expenses differ from the ratio of expenses to average net assets shown in the Financial Highlights, which reflect the operating expenses of the Fund and do not include acquired fund fees and expenses.

2.         The investment manager has contractually agreed in advance to reduce (waive) its fee as a result of the Fund's investment in a Franklin Templeton money fund (acquired fund) for the next 12-month period. In addition, the transfer agent also has contractually agreed to cap transfer agency fees for Class R6 shares of the Fund so that transfer agency fees for the class do not exceed 0.03% for the next 12-month period. Contractual fee waiver and/or expense reimbursement agreements may not be changed or terminated during the time period set forth above.

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of the period. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. The Example reflects adjustments made to the Fund’s operating expenses due to the fee waivers and/or expense reimbursements by management for the 1 Year numbers only. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class A	$ 677	$ 895	$ 1,130	$ 1,805
Class C	$284	$572	$984	$2,137
Class R6	$58	$241	$439	$1,013
Advisor Class	$83	$261	$454	$1,013
If you do not sell your shares:
Class C	$184	$572	$984	$2,137

II.          The following replaces the seventh paragraph in the “Fund Details – Franklin Natural Resources Fund – Management” section beginning on page 36:

The Fund pays Advisers a fee for managing the Fund's assets. For the fiscal year ended April 30, 2017, Advisers agreed to reduce its fees to reflect reduced services resulting from the Fund’s investment in a Franklin Templeton money fund. In addition, the transfer agent has also contractually agreed to cap transfer agency fees for Class R6 shares of the Fund so that transfer agency fees for the class do not exceed 0.03% for the next 12-month period. The management fees before and after such waivers were 0.49% and 0.48%, respectively.

Please keep this supplement with your prospectus for future reference.